Worldwide Health Sciences Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS

Common Stocks and Warrants -- 94.02%

                                                           Percentage of
Security                    Shares     Value               Net Assets
--------------------------------------------------------------------------------
Major Capitalization - Europe -- 11.45%
--------------------------------------------------------------------------------
Altana                        55,000   $  4,123,477            2.70%
Ares-Serono                    4,000      6,233,417            4.08%
Novartis                       5,000      7,122,586            4.67%
--------------------------------------------------------------------------------
                                       $ 17,479,480           11.45%
--------------------------------------------------------------------------------

Major Capitalization - Far East -- 15.39%
--------------------------------------------------------------------------------
Banyu Pharmaceutical Co.     300,000   $  5,011,371            3.28%
Eisai Co., Ltd.              250,000      4,734,339            3.10%
Fujisawa Pharmaceutical      600,000      5,805,251            3.80%
Sankyo Co., Ltd.             140,000      4,237,337            2.78%
Takeda Chemical Industries   140,000      3,716,353            2.43%
--------------------------------------------------------------------------------
                                       $ 23,504,651           15.39%
--------------------------------------------------------------------------------

Major Capitalization - North America -- 20.36%
--------------------------------------------------------------------------------
Biogen, Inc./(a)/            150,000   $  5,906,250            3.87%
Centocor, Inc./(a)/          200,000      8,975,000            5.88%
Genzyme Corp./(a)/           250,000      7,031,250            4.60%
Pharmacia & Upjohn,
Inc./(a)/                    150,000      5,109,375            3.35%
Warner-Lambert Co.            32,000      4,066,000            2.66%
--------------------------------------------------------------------------------
                                       $ 31,087,875           20.36%
--------------------------------------------------------------------------------

Specialty Capitalization - Europe -- 6.83%
--------------------------------------------------------------------------------
Cambridge Antibody
Technology, Ltd.             307,040   $  2,414,647            1.58%
Cambridge Antibody
Technology, Ltd. -
Warrants(a)                   15,500         44,185            0.03%
Celltech Group, PLC/(a)/     225,000      1,003,303            0.66%
Ethical Holdings ADR/(a)/    150,000        712,500            0.46%
Swiss Serum Institute/(a)/       420      6,262,972            4.10%
--------------------------------------------------------------------------------
                                       $ 10,437,607            6.83%
--------------------------------------------------------------------------------

Specialty Capitalization - Far East -- 6.53%
--------------------------------------------------------------------------------
Amrad Corp., Ltd./(a)/     1,110,658   $  2,081,792            1.36%
Biota Holdings, Ltd./(a)/    644,640      2,037,523            1.33%
Biota Holdings, Ltd. -
Warrants/(a)/                 78,738        163,443            0.11%
Rohto Pharmaceutical         300,000      2,853,008            1.87%
Teikoku Hormone
Manufacturing                350,000      2,836,469            1.86%
--------------------------------------------------------------------------------
                                       $  9,972,235            6.53%
--------------------------------------------------------------------------------

Specialty Capitalization - North America-- 33.46%
--------------------------------------------------------------------------------
Agouron Pharmaceuticals,
Inc./(a)/                    130,000   $  5,720,000            3.75%
Alexion Pharmaceuticals,
Inc./(a)/                    270,000      2,970,000            1.94%
Arris Pharmaceutical
Corp./(a)/                   250,000      3,406,250            2.23%
Aviron                       125,000      3,125,000            2.05%
CytoTherapeutics, Inc./(a)/  120,000        645,000            0.42%
Gilead Sciences, Inc./(a)/    80,000      2,590,000            1.70%
Immunex Corp./(a)/           100,000      4,375,000            2.86%
Incyte Pharmaceuticals,
Inc./(a)/                     60,000      3,630,000            2.38%
Isis Pharmaceuticals,
Inc./(a)/                    150,000      2,259,375            1.48%
Leukosite, Inc./(a)/         175,000      1,060,938            0.69%
Millennium
Pharmaceuticals/(a)/         225,000      3,037,500            1.99%
Neurocrine BioScience, Inc.  130,000      1,056,250            0.69%
Ontogeny, Inc./(b)/          600,000      1,500,000            0.98%
Pharmacopeia, Inc./(a)/      215,000      3,386,250            2.22%
Premier Research Worldwide   235,000      1,953,438            1.28%
SangStat Medical Corp./(a)/  125,000      2,875,000            1.88%
Sequana Therapeutics,
Inc./(a)/                     50,000        543,750            0.36%
Tularik, Inc./(b)(a)/         80,000        800,000            0.52%
Vertex Pharmaceuticals,
Inc./(a)/                    180,000      6,165,000            4.04%
--------------------------------------------------------------------------------
                                       $ 51,098,751           33.46%
--------------------------------------------------------------------------------

Total Common Stocks and Warrants
    (identified cost $121,559,390)     $143,580,599
--------------------------------------------------------------------------------

Total Investments
    (identified cost $121,559,390)     $143,580,599           94.02%
--------------------------------------------------------------------------------

Other Assets, Less Liabilities         $  9,136,389            5.98%
--------------------------------------------------------------------------------

Net Assets                             $152,716,988          100.00%
--------------------------------------------------------------------------------

/(a)/ Non-income producing security.
/(b)/ Restricted Security (Note 7)


                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
Assets
--------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost basis $121,559,390)                    $143,580,599
Cash                                                           9,142,727
Dividends receivable                                              12,160
Deferred organization expenses (Note 1E)                          10,641
--------------------------------------------------------------------------
Total assets                                                $152,746,127
--------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------
Payable to affiliate for Trustees' fees (Note 2)            $      2,842
Accrued expenses                                                  26,297
--------------------------------------------------------------------------
Total liabilities                                           $     29,139
--------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio   $152,716,988
--------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals     $130,695,779
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                          22,021,209
--------------------------------------------------------------------------
Total                                                       $152,716,988
--------------------------------------------------------------------------


Statement of Operations

For the Year Ended
August 31, 1997
Investment Income
--------------------------------------------------------------------------
Dividends (net of foreign taxes, $77,443)                   $    339,253
--------------------------------------------------------------------------
Total income                                                $    339,253
--------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------
Investment adviser fee (Note 2)                             $    800,167
Administration fee (Note 2)                                      231,722
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                          8,019
Custodian fee (Note 1D)                                           66,262
Legal and accounting services                                     39,057
Registration fees                                                 10,465
Amortization of organization expenses (Note 1E)                    2,590
Miscellaneous                                                      2,553
--------------------------------------------------------------------------
Total expenses                                              $  1,160,835
--------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1D)                    $     64,632
--------------------------------------------------------------------------
Total expense reductions                                    $     64,632
--------------------------------------------------------------------------

Net expenses                                                $  1,096,203
--------------------------------------------------------------------------

Net investment loss                                         $   (756,950)
--------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  1,764,064
    Foreign currency transactions                                 42,629
--------------------------------------------------------------------------
Net realized gain on investments                            $  1,806,693
--------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $ 22,021,209
--------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                          $ 22,021,209
--------------------------------------------------------------------------

Net realized and unrealized gain on investments             $ 23,827,902
--------------------------------------------------------------------------

Net increase in net assets from operations                  $ 23,070,952
--------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                       Year Ended
in Net Assets                                             August 31, 1997
--------------------------------------------------------------------------
From operations --
    Net investment loss                                     $   (756,950)
    Net realized gain on investments                           1,806,693
    Net change in unrealized appreciation (depreciation)      22,021,209
--------------------------------------------------------------------------
Net increase in net assets resulting from operations        $ 23,070,952
--------------------------------------------------------------------------
Capital transactions --
    Contributions                                           $160,659,674
    Withdrawals                                              (31,113,638)
--------------------------------------------------------------------------
Net increase in net assets resulting from
    capital transactions                                    $129,546,036
--------------------------------------------------------------------------

Net increase in net assets                                  $152,616,988
--------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------
At beginning of year                                        $    100,000
--------------------------------------------------------------------------
At end of year                                              $152,716,988
--------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                               Year Ended
                                                               August 31, 1997
--------------------------------------------------------------------------------

Ratios to average daily net assets
--------------------------------------------------------------------------------
Expenses                                                                1.25%
Net expenses, after custodian fee reduction                             1.18%
Net investment loss                                                    (0.81)%
Portfolio Turnover                                                        14%
--------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                            $ 0.0438
--------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                              $152,717
--------------------------------------------------------------------------------

/(1)/Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS



1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Declaration of the Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

    B Income -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Portfolio is informed of the dividend.

    C Federal Taxes -- The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirement, (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

    D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

    E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

    H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

Worldwide Health Sciences Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




    I Other -- Investment transactions are accounted for on a trade date basis.

 2 Investment Advisory Fees, Administrator's Fees and Other Transactions with Affiliates
    ---------------------------------------------------------------------------
    Pursuant to the Advisory Agreement, Mehta and Isaly Asset Management, Inc. ("M&I") serve as the Investment Adviser of the Portfolio. Under this agreement M&I received a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. Beginning September 1, 1997, M&I may receive a performance based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 1997, the fee was equivalent to 0.86% of the Portfolio's average daily net assets and amounted to $800,167.

    Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997, the administration fee was 0.25% of average net assets.

    Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are also officers or directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

 3  Investments
    ----------------------------------------------------------------------------
    Purchases and sales of investments other than U.S. Government securities and short-term obligations aggregated $89,798,719 and $12,478,888, respectively.

 4  Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, were as follows:

    Aggregate cost                                            $121,559,390
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                             $ 28,413,965

    Gross unrealized depreciation                               (6,392,756)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                               $ 22,021,209
    ----------------------------------------------------------------------------

5   Risks Associated with Foreign Investments
    ----------------------------------------------------------------------------
    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Worldwide Health Sciences Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



6   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios and funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1997.

7   Restricted Securities
    ----------------------------------------------------------------------------
    At August 31, 1997, the Portfolio owned the following securities (representing 1.51% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                           Date of
     Description          Acquisition      Shares/Face      Cost     Fair Value
     ---------------------------------------------------------------------------
     Common Stocks
     ---------------------------------------------------------------------------
     Ontogeny, Inc.         3/13/97          600,000    $1,500,000  $1,500,000
     Tularik, Inc.         10/14/96           80,000       800,000     800,000
     ---------------------------------------------------------------------------
                                                        $2,300,000  $2,300,000
     ---------------------------------------------------------------------------


Worldwide Health Sciences Portfolio as of August 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Worldwide Health Sciences Portfolio as of August 31, 1997, and the related statement of operations, the statement of changes in net assets and the supplementary data for the year ended August 31, 1997. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio at August 31, 1997, the results of its operations, the changes in its net assets and supplementary data for the year then ended, in conformity with generally accepted accounting principles.

                                  COOPERS & LYBRAND
                                  Chartered Accountants
                                  Toronto, Ontario
                                  October 3, 1997

Worldwide Health Sciences Portfolio as of August 31, 1997

INVESTMENT MANAGEMENT


Worldwide Health Sciences Portfolio

                     Officers                        Independent Trustees

                     James B. Hawkes                 Donald R. Dwight
                     President and Trustee           President, Dwight Partners, Inc.
                                                     Chairman, Newspapers of New England, Inc.
                     Samuel D. Isaly
                     Vice President and              Samuel L. Hayes, III
                     Portfolio Manager               Jacob H. Schiff Professor of Investment
                                                     Banking, Harvard University Graduate School of
                     James L. O'Connor               Business Administration
                     Treasurer
                                                     Norton H. Reamer
                     Alan R. Dynner                  President and Director, United Asset
                     Secretary                       Management Corporation

                     Viren Mehta                     John L. Thorndike
                     Vice President                  Former Director, Fiduciary Company Incorporated

                     William Chisholm                Jack L. Treynor
                     Vice President                  Investment Adviser and Consultant

                     Raymond O'Neill
                     Vice President

                     Michael Normandeau
                     Vice President
